                  American Craft Brewing International Limited
                             Unit A1, 1/F Vita Tower
                                29 Wong Chuk Hang
                               Aberdeen, Hong Kong




                                                                May __, 1996



Noah Shaffer


(Address)





Dear Sir:

     American Craft Brewing International Limited, a British Virgin Islands company (the "Company"), or its successor, hereby agrees to issue and sell, and Noah Shaffer (the "Purchaser"), hereby agrees to purchase (the "Issuance and Sale") US$40,000 principal amount (the "Principal Amount") of a Redeemable Convertible Note. "Redeemable Convertible Note" shall mean a note issued by the Company or its successor in the form attached hereto as Exhibit A with the following terms: interest on the Redeemable Convertible Note shall accrue at the rate of 12% per annum; provided, that if the Company, or its successor, does not consummate an initial public offering of its shares of capital stock, par value US$0.01 per share (the "Shares"), in the United States (the "IPO") prior to September 1, 1996, interest on the Redeemable Convertible Note shall accrue at the rate of 14% per annum for the period from but excluding September 1, 1996 to but including September 1, 1997 (the "Conversion Date"); provided further that if the IPO is not consummated prior to the Conversion Date, the Purchaser shall have the right to convert the Redeemable Convertible Note into that number of Shares so that immediately after such conversion the Purchaser shall hold 1% of the issued and outstanding Shares. Upon the date of the consummation of the IPO (the "Closing Date"), the Purchaser shall have the right to convert the Redeemable Convertible Note into that number of Shares equal to the quotient obtained by dividing the Principal Amount by the product of 0.5 and the price per Share of the price to public in the IPO (the "IPO Price"). In addition, upon the Closing Date, the Company or its successor shall issue to the Purchaser a redeemable warrant (the "Redeemable Warrant"), in the form attached to the Convertable Note as Exhibit A, entitling the Purchaser to purchase up to the number of Shares issued to it in accordance with the immediately preceding sentence at a price per Share equal to the product of 1.5 and the IPO Price on one or more occasions during the period commencing thirteen months (the "Commencement Date") from the date of the prospectus relating to the IPO (the "Effective Date") and terminating on the fifth anniversary of the Commencement Date. Commencing 18 months after the Effective Date, the Company or its successor shall be entitled to redeem the Redeemable Warrant at a price equal to the product of the number of Shares into which the Redeemable Warrant is convertable and US$0.10 on 30 days prior written notice to the holder of the Redeemable Warrant if the per Share closing bid quotation on the Nasdaq SmallCap Market equals or exceeds 160% of the IPO Price for any 20 trading days within a period of 30 consecutive trading days, ending on the fifth trading day prior to the notice of redemption. The Redeemable Convertible Note shall mature on the earlier of the Closing Date and the Conversion Date and shall be redeemable by the Company or its successor at any time.

     2. Lock-Up Agreement. The Purchaser agrees that, for a period of six months following the effective date of the Company's or its successor's registration statement on Form S-1 relating to the IPO, he will not, without the prior written consent of the Company, or its successor, and the representative of the underwriter(s) of the IPO, directly or indirectly, issue, offer, agree to offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of the Redeemable Convertible Note, the Shares or the Redeemable Warrant (or the Shares underlying the Redeemable Warrant) or options, rights, warrants or other securities convertible into exchangeable or exercisable for or evidencing any right to purchase or subscribe for the Redeemable Convertible Note, the Shares or the Redeemable Warrant (or the Shares underlying the Redeemable Warrant) (whether or not beneficially owned), or any beneficial interest therein, other than (i) Shares transferred pursuant to bona fide gifts where the transferee agrees in writing to be similarly bound or (ii) Shares transferred through the laws of descent.

     3. Registration and Transfer of the Redeemable Convertible Note, the Shares or the Redeemable Warrant (or the Shares underlying the Redeemable Warrant). The Company shall not register any transfer of the Redeemable Convertible Note, the Shares or the Redeemable Warrant (or the Shares underlying the Redeemable Warrant) unless there are effective registrations under the Securities Act of 1933 (the "Act"), pursuant to Regulation S promulgated under the Act ("Regulation S") or pursuant to another exemption under the Act.

     4. Resale of the Redeemable Convertible Note, the Shares or the Redeemable Warrant (or the Shares underlying the Redeemable Warrant). The Purchaser shall not resell or otherwise transfer either the Redeemable Convertible Note, the Shares or the Redeemable Warrant (or the Shares underlying the Redeemable Warrant) unless (i) there are effective registrations under the Act, pursuant to Regulation S or pursuant to another exemption under the Act and (ii) if requested by the Company, or its successor, the Purchaser delivers to the

Company an opinion of counsel, in form and substance satisfactory to counsel for the Company, to the effect that such sale is in conformance with the registration requirements of the Act, pursuant to Regulation S or pursuant to another exemption under the Act.

     5. Legend on Share Certificates. The certificates evidencing the Shares shall bear the following legend:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A LETTER AGREEMENT, DATED AS OF MAY __, 1996 BETWEEN AMERICAN CRAFT BREWING INTERNATIONAL LIMITED AND NOAH SHAFFER, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN ACCORDANCE THEREWITH. A COPY OF SUCH AGREEMENT IS ON FILE AT THE OFFICE OF THE EXECUTIVE VICE PRESIDENT AND SECRETARY OF AMERICAN CRAFT BREWING INTERNATIONAL LIMITED.

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THESE SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, PURSUANT TO REGULATION S PROMULGATED THEREUNDER OR PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE ACT."

     6. Representations and Warranties. The Purchaser hereby represents and warrants to, and expressly agrees with, the Company that:

          (a) he is not a U.S. person (as defined in Regulation S) and is not acquiring the Redeemable Convertible Note, the Shares or the Redeemable Warrant (or the Shares underlying the Redeemable Warrant) for the account or benefit of any U.S. person;

          (b) the Redeemable Convertible Note, the Shares and the Redeemable Warrant (and the Shares underlying the Redeemable Warrant) will be acquired by him for his own account, for investment purposes only, and not with a view to the resale or distribution thereof, unless there are effective registrations under the Act, pursuant to Regulation S or pursuant to another exemption under the Act;

          (c) he is not, and does not intend to become, a "distributor" (as defined in Regulation S) of the Redeemable Convertible Note, the Shares or the Redeemable Warrant (or the Shares underlying the Redeemable Warrant) provided that if he does become a distributor, he shall promptly notify the Company, or its successor, and he shall comply with all applicable requirements of Regulation S;

          (d) he is an "accredited investor" (as defined in Regulation D promulgated under the Act);

          (e) he is a sophisticated investor with such knowledge and experience in business and financial matters as will enable him to evaluate the merits and risks of an investment in the Company; and

          (f) he understands that the Redeemable Convertible Note, the Shares and the Redeemable Warrant (and the Shares underlying the Redeemable Warrant), have not been, and will not be, registered under the Act or any U.S. state securities laws, and are being offered and sold in reliance upon U.S. federal and state exemptions and the Purchaser recognizes that reliance upon such exemptions is based in part upon his representations contained herein.

     7. Understanding Among the Parties. The determination of the Purchaser to enter into this Agreement and to purchase the Redeemable Convertible Note, the Shares and the Redeemable Warrant (and the Shares underlying the Redeemable Warrant) has been made by the Purchaser independently of the Company and its subsidiaries and their respective representatives, agents and employees and independently of any statement or opinion as to the advisability of executing this Agreement or as to the properties, business, prospects or conditions (financial or otherwise) of the Company, which may have been made or given by the Company or any of its subsidiaries or their respective representatives, agents or employees. The Purchaser further acknowledges and agrees that he will acquire the Redeemable Convertible Note, the Shares and the Redeemable Warrant (and the Shares underlying the Redeemable Warrant) "as is," without any express or implied representations or warranties.

     8. Modification or Waiver in Writing. This Agreement shall not be modified or amended except by a writing signed by both of the parties hereto. No waiver of this Agreement or of any promises, obligations or conditions contained herein shall be valid unless in writing and signed by the party against whom said waiver is to be enforced and any party hereto that shall be adversely affected by said waiver. No delay on the part of any person in exercising any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any person of such right, remedy or power, nor any single or partial exercise of any such right, remedy or power, preclude any further exercise thereof or the exercise of any other right, remedy or power.

     9. Survival. All representations, warranties, covenants and agreements shall survive the execution and delivery of this Agreement, the Redeemable Convertible Note and the Redeemable Warrant and the consummation of the transactions contemplated hereby and thereby, regardless of any investigation made by any party hereto or on behalf of such party.

     10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their affiliates and their respective predecessors, successors, assigns, heirs, executives, administrators and personal representatives, and each of them, whether so expressed or not. This Agreement is not assignable by the Purchaser, and any attempted assignment of this Agreement without the prior written consent of the Company, or its successor, and any attempted assignment of this Agreement, without such prior written consent, shall be void. This Agreement shall inure to the benefit of and constitute an obligation of any successor to the Company's business.

     11. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law, rule or regulation in any jurisdiction, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability in such jurisdiction, without invalidating the remainder of this Agreement in such jurisdiction or any provision hereof in any other jurisdiction.

     12. Entire Agreement. This Agreement embodies the complete agreement and understanding among the parties with respect to the subject matter hereof and supersedes any prior understandings, agreements or representations, written or oral, which may have related to the subject matter hereof in any way.

     13. Counterparts. This Agreement may be executed in two counterparts, each of which shall be an original and both of which shall constitute one and the same instrument when a counterpart hereof has been signed by both parties hereto.

     14. Governing Law. This Agreement, the Redeemable Convertible Note and the Redeemable Warrant shall be governed by the laws of New York, but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

     15. Headings. The section headings in this Agreement are for convenience of reference only and shall in no event affect the meaning or interpretation of this Agreement.

     If the terms of this Agreement have been correctly set forth herein, please confirm this by signing and returning to us the enclosed copy of this Agreement.


                                       Very truly yours,

                                       AMERICAN CRAFT BREWING
                                       HOLDINGS LIMITED

                                       by

                                       -----------------------------------
                                       David K. Haines
                                       Managing Director for Hong Kong

Agreed to and accepted this
_____________ day of May 1996.

- ---------------------------

                  American Craft Brewing International Limited
                             Unit A1, 1/F Vita Tower
                                29 Wong Chuk Hang
                               Aberdeen, Hong Kong




                                                                May __, 1996



Long Term Partners, Ltd.
- ------------------------

- ------------------------
(Address)

- ------------------------

- ------------------------


Dear Sir:

     American Craft Brewing International Limited, a British Virgin Islands company (the "Company"), or its successor, hereby agrees to issue and sell, and Long Term Partners, Ltd. (the "Purchaser"), hereby agrees to purchase (the "Issuance and Sale") US$120,000 principal amount (the "Principal Amount") of a Redeemable Convertible Note. "Redeemable Convertible Note" shall mean a note issued by the Company or its successor in the form attached hereto as Exhibit A with the following terms: interest on the Redeemable Convertible Note shall accrue at the rate of 12% per annum; provided, that if the Company, or its successor, does not consummate an initial public offering of its shares of capital stock, par value US$0.01 per share (the "Shares"), in the United States (the "IPO") prior to September 1, 1996, interest on the Redeemable Convertible Note shall accrue at the rate of 14% per annum for the period from but excluding September 1, 1996 to but including September 1, 1997 (the "Conversion Date"); provided further that if the IPO is not consummated prior to the Conversion Date, the Purchaser shall have the right to convert the Redeemable Convertible
Note into that number of Shares so that immediately after such conversion the Purchaser shall hold 3% of the issued and outstanding Shares. Upon the date of the consummation of the IPO (the "Closing Date"), the Company or its successor shall issue that number of Shares equal to the quotient obtained by dividing the Principal Amount by the price per Share of the price to the public in the IPO. In addition, upon the Closing Date, the Company or its successor shall issue to the Purchaser a redeemable warrant (the "Redeemable Warrant"), in the form attached to the Convertable Note as Exhibit A, entitling the Purchaser to purchase up to the number of Shares issued to it in accordance with the immediately preceding sentence at a price per Share equal to the product of 1.5 and the IPO Price on one or more occasions during the period commencing thirteen months (the "Commencement Date") from the date of the prospectus relating to the IPO (the "Effective Date") and terminating on the fifth anniversary of the Commencement Date. Commencing 18 months after the Effective Date, the Company or its successor shall be entitled to redeem the Redeemable Warrant at a price equal to the product of the number of Shares into which the Redeemable Warrant is convertable and US$0.10 on 30 days prior written notice to the holder of the Redeemable Warrant if the per Share closing bid quotation on the Nasdaq SmallCap Market equals or exceeds 160% of the IPO Price for any 20 trading days within a period of 30 consecutive trading days, ending on the fifth trading day prior to the notice of redemption. The Redeemable Convertible Note shall mature on the earlier of the Closing Date and the Conversion Date and shall be redeemable by the Company or its successor at any time.

     2. Lock-Up Agreement. The Purchaser agrees that, for a period of six months following the effective date of the Company's or its successor's registration statement on Form S-1 relating to the IPO, he will not, without the prior written consent of the Company, or its successor, and the representative of the underwriter(s) of the IPO, directly or indirectly, issue, offer, agree to offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of the Redeemable Convertible Note, the Shares or the Redeemable Warrant (or the Shares underlying the Redeemable Warrant) or options, rights, warrants or other securities convertible into exchangeable or exercisable for or evidencing any right to purchase or subscribe for the Redeemable Convertible Note, the Shares or the Redeemable Warrant (or the Shares underlying the Redeemable Warrant) (whether or not beneficially owned), or any beneficial interest therein, other than (i) Shares transferred pursuant to bona fide gifts where the transferee agrees in writing to be similarly bound or (ii) Shares transferred through the laws of descent.

     3. Registration and Transfer of the Redeemable Convertible Note, the Shares or the Redeemable Warrant (or the Shares underlying the Redeemable Warrant). The Company shall not register any transfer of the Redeemable Convertible Note, the Shares or the Redeemable Warrant (or the Shares underlying the Redeemable Warrant) unless there are effective registrations under the Securities Act of 1933 (the "Act"), pursuant to Regulation S promulgated under the Act ("Regulation S") or pursuant to another exemption under the Act.

     4. Resale of the Redeemable Convertible Note, the Shares or the Redeemable Warrant (or the Shares underlying the Redeemable Warrant). The Purchaser shall not resell or otherwise transfer either the Redeemable Convertible Note, the Shares or the Redeemable Warrant (or the Shares underlying the Redeemable Warrant) unless (i) there are effective registrations under the Act, pursuant to Regulation S or pursuant to another exemption under the Act and (ii) if requested by the Company, or its successor, the Purchaser delivers to the Company an opinion of counsel, in form and substance satisfactory to counsel for the Company, to the effect that such sale is in conformance with the registration requirements of the Act, pursuant to Regulation S or pursuant to another exemption under the Act.

     5. Legend on Share Certificates. The certificates evidencing the Shares shall bear the following legend:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE PROVISIONS OF A LETTER AGREEMENT, DATED AS OF MAY __, 1996 BETWEEN AMERICAN CRAFT BREWING INTERNATIONAL LIMITED AND LONG TERM PARTNERS, LTD., AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN ACCORDANCE THEREWITH. A COPY OF SUCH AGREEMENT IS ON FILE AT THE OFFICE OF THE EXECUTIVE VICE PRESIDENT AND SECRETARY OF AMERICAN CRAFT BREWING INTERNATIONAL LIMITED.

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"). THESE SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, PURSUANT TO REGULATION S PROMULGATED THEREUNDER OR PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE ACT."

     6. Representations and Warranties. The Purchaser hereby represents and warrants to, and expressly agrees with, the Company that:

          (a) he is not a U.S. person (as defined in Regulation S) and is not acquiring the Redeemable Convertible Note, the Shares or the Redeemable Warrant (or the Shares underlying the Redeemable Warrant) for the account or benefit of any U.S. person;

          (b) the Redeemable Convertible Note, the Shares and the Redeemable Warrant (and the Shares underlying the Redeemable Warrant) will be acquired by him for his own account, for investment purposes only, and not with a view to the resale or distribution thereof, unless there are effective registrations under the Act, pursuant to Regulation S or pursuant to another exemption under the Act;

          (c) he is not, and does not intend to become, a "distributor" (as defined in Regulation S) of the Redeemable Convertible Note, the Shares or the Redeemable Warrant (or the Shares underlying the Redeemable Warrant) provided that if he does become a distributor, he shall promptly notify the Company, or its successor, and he shall comply with all applicable requirements of Regulation S;

          (d) he is an "accredited investor" (as defined in Regulation D promulgated under the Act);

          (e) he is a sophisticated investor with such knowledge and experience in business and financial matters as will enable him to evaluate the merits and risks of an investment in the Company; and

          (f) he understands that the Redeemable Convertible Note, the Shares and the Redeemable Warrant (and the Shares underlying the Redeemable Warrant), have not been, and will not be, registered under the Act or any U.S. state securities laws, and are being offered and sold in reliance upon U.S. federal and state exemptions and the Purchaser recognizes that reliance upon such exemptions is based in part upon his representations contained herein.

     7. Understanding Among the Parties. The determination of the Purchaser to enter into this Agreement and to purchase the Redeemable Convertible Note, the Shares and the Redeemable Warrant (and the Shares underlying the Redeemable Warrant) has been made by the Purchaser independently of the Company and its subsidiaries and their respective representatives, agents and employees and independently of any statement or opinion as to the advisability of executing this Agreement or as to the properties, business, prospects or conditions (financial or otherwise) of the Company, which may have been made or given by the Company or any of its subsidiaries or their respective representatives, agents or employees. The Purchaser further acknowledges and agrees that he will acquire the Redeemable Convertible Note, the Shares and the Redeemable Warrant (and the Shares underlying the Redeemable Warrant) "as is," without any express or implied representations or warranties.

     8. Modification or Waiver in Writing. This Agreement shall not be modified or amended except by a writing signed by both of the parties hereto. No waiver of this Agreement or of any promises, obligations or conditions contained herein shall be valid unless in writing and signed by the party against whom said waiver is to be enforced and any party hereto that shall be adversely affected by said waiver. No delay on the part of any person in exercising any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any person of such right, remedy or power, nor any single or partial exercise of any such right, remedy or power, preclude any further exercise thereof or the exercise of any other right, remedy or power.

     9. Survival. All representations, warranties, covenants and agreements shall survive the execution and delivery of this Agreement, the Redeemable Convertible Note and the Redeemable Warrant and the consummation of the transactions contemplated hereby and thereby, regardless of any investigation made by any party hereto or on behalf of such party.

     10. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their affiliates and their respective predecessors, successors, assigns, heirs, executives, administrators and personal representatives, and each of them, whether so expressed or not. This Agreement is not assignable by the Purchaser, and any attempted assignment of this Agreement without the prior written consent of the Company, or its successor, and any attempted assignment of this Agreement, without such prior written consent, shall be void. This Agreement shall inure to the benefit of and constitute an obligation of any successor to the Company's business.

     11. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable under any applicable law, rule or regulation in any jurisdiction, such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability in such jurisdiction, without invalidating the remainder of this Agreement in such jurisdiction or any provision hereof in any other jurisdiction.

     12. Entire Agreement. This Agreement embodies the complete agreement and understanding among the parties with respect to the subject matter hereof and supersedes any prior understandings, agreements or representations, written or oral, which may have related to the subject matter hereof in any way.

     13. Counterparts. This Agreement may be executed in two counterparts, each of which shall be an original and both of which shall constitute one and the same instrument when a counterpart hereof has been signed by both parties hereto.

     14. Governing Law. This Agreement, the Redeemable Convertible Note and the Redeemable Warrant shall be governed by the laws of New York, but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

     15. Headings. The section headings in this Agreement are for convenience of reference only and shall in no event affect the meaning or interpretation of this Agreement.

     If the terms of this Agreement have been correctly set forth herein, please confirm this by signing and returning to us the enclosed copy of this Agreement.


                                       Very truly yours,

                                       AMERICAN CRAFT BREWING
                                       HOLDINGS LIMITED

                                       by

                                       -------------------------------
                                       David K. Haines
                                       Managing Director for Hong Kong

Agreed to and accepted this
_____________ day of May 1996.

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